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                                                            Exhibit 10.4 (c)

                                 AMENDMENT NO. 2
                                       TO
                          SPECIAL TERMINATION AGREEMENT


         THIS AMENDMENT No. 2, dated as of April 16, 1998, to that certain Special Termination Agreement (the "Agreement") that was amended and restated as of the 31st day of January, 1997 and previously amended as of July 1, 1997, by and among Abington Bancorp, Inc., a Massachusetts corporation, Abington Savings Bank, a Massachusetts savings bank, and Mario A. Berlinghieri, an individual currently employed by the Company and the Bank in the capacity of Senior Vice President.

         NOW, THEREFORE, the parties to the Agreement hereby agree to amend the Agreement as follows:

         1. Paragraph 4 of the Agreement is hereby deleted and the following new Paragraph 4 inserted in lieu thereof:

                  4. SEVERANCE PAYMENT. In the event a Terminating Event occurs within three (3) years after a Change in Control, the Employers shall pay to the Executive an amount equal to (x) three times the "base amount" (as defined in section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) applicable to the Executive, less (y) One Dollar ($1.00), payable in one lump-sum payment on the date of termination.

         2. As amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

         3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         4. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


ABINGTON SAVINGS BANK                        ABINGTON BANCORP, INC.



By:                                          By:
  ------------------------------                -------------------------------
   Its                                          Its


                                                -------------------------------
                                                Mario A. Berlinghieri